UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

Pivotal Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38460	94-3094578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Fifth Floor San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 777-4868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

On April 24, 2018, Pivotal Software, Inc., a Delaware corporation (the “Company”), completed an initial public offering (the “IPO”) of 42,550,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at a public offering price of $15.00 per share pursuant to a registration statement on Form S-1 (Registration No. 333-223872) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). Pivotal offered 38,667,000 shares of its Class A Common Stock and General Electric, the selling stockholder, offered 3,883,000 shares of Class A Common Stock. On April 19, 2018, in connection with the IPO, the Class A Common Stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Class A Common Stock is listed on the New York Stock Exchange under the trading symbol “PVTL.”

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 20, 2018, in connection with the IPO, the Company made grants of restricted stock units under the Company’s 2018 Equity Incentive Plan with respect to shares of Class A Common Stock to employees (including the named executive officers) and non-employee directors. The grants to the named executive officers were in the following amounts: Robert Mee (666,667 units), William Cook (400,000 units) and Onsi Fakhouri (200,000 units). Each employee grant vests over the period ending March 20, 2022, with 25% of the units vesting on March 20, 2019 and the remaining units vesting in equal quarterly installments thereafter.

Item 7.01	Regulation FD.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 24, 2018, the Company issued a press release announcing the closing of the IPO. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The information set forth in the Introductory Note is incorporated herein by reference.

On April 24, 2018, in connection with the IPO, the Company entered into (i) the Shared Services Agreement with Dell Inc. and (ii) the Amended and Restated Employee Matters Agreement with Dell Inc. and VMware, Inc., each in the same form filed as an exhibit to the Registration Statement.

The foregoing descriptions of the Company’s Amended and Restated Employee Matters Agreement and the Shared Services Agreement are qualified in their entirety by reference to the text of the Amended and Restated Employee Matters Agreement, a copy of which is filed as Exhibit 10.1 to this report, and to the text of the Shared Services Agreement, a copy of which is filed as Exhibit 10.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are furnished as exhibits to this report:

Exhibit Number	Description of Exhibit
10.1	Form of Shared Services Agreement, between the Company and Dell Inc. (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 333-223872) filed on April 12, 2018)
10.2	Form of Employee Matters Agreement, between the Company, VMware, Inc. and Dell Inc. (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (Registration No. 333-223872) filed on April 12, 2018)
99.1	Press Release dated April 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pivotal Software, Inc.

Date: April 26, 2018	/s/ Andrew M. Cohen
Andrew M. Cohen Senior Vice President and General Counsel